                          MEDICAL DEVICE ALLIANCE INC.


                                  EXHIBIT 10.09




                                LEGAL CONSULTING

                                    AGREEMENT

                                                              EXECUTION ORIGINAL



                          MEDICAL DEVICE ALLIANCE, INC.
                           LEGAL CONSULTING AGREEMENT

        This MEDICAL DEVICE ALLIANCE, INC. LEGAL CONSULTING AGREEMENT (the "Agreement") is entered into on the 1st day of April 1998 by and between Medical Device Alliance, Inc., a Nevada corporation and/or its subsidiaries (the "Company") and Nida & Maloney, P.C. ("Counsel").

                                     WHEREAS

        A. Counsel has agreed to provide legal services to the Company pursuant to that certain letter dated July 18, 1997 (the "Engagement Letter");

        B. The Company wishes to continue to retain Counsel as its primary legal counsel on corporate and securities matters pursuant to the terms of the Engagement Letter;

        C. The Company would like through this Agreement to provide for certain access to Counsel on terms not provided for in the Engagement Letter; and

        D. The parties wish to amend the Engagement Letter to the extent provided herein and to set such other terms and conditions as may be appropriate to Counsel's work for the Company.

        NOW, THEREFORE, in consideration of the premises and of the mutual promises, warranties and representations herein contained, the parties agree as follows:

               1. REAFFIRMATION OF ENGAGEMENT. The Company hereby reaffirms its engagement of Counsel and Counsel hereby reaffirms its acceptance of its engagement as counsel to the Company as provided in the Engagement Letter. It is understood and agreed, and it is the express intention of the parties to this Agreement, that Counsel is an independent contractor, and not an employee of the Company for any purpose whatsoever. Counsel agrees to be available at such times as Counsel and the Company may mutually agree.

               2. CONSULTING SERVICES. Commencing on the Effective Date hereof, and, subject to ethical and legal requirements, until the end of the consulting period set forth in Exhibit A (the "Consulting Period"), Counsel will make its attorneys available to the Company for no less than five hours per week, either at the Company's offices or at Counsel's offices to provide general business, corporate and securities legal advice (the "Consulting Services"). In consideration of such services and in lieu of payment therefore pursuant to the Engagement Letter, the Company shall pay Counsel as provided in Section 3.

               3. COMPENSATION. Counsel shall be paid in full for the Consulting Services through grant of a Medical Device Alliance, Inc. Consulting Fee Warrant in the form of Exhibit B attached hereto, plus any costs or disbursements incurred or paid by Counsel in the performance of the Consulting Services, pursuant to the terms of the Engagement Letter. All applicable federal, state and local taxes due on all consideration paid to Consultant for Consulting Services shall be the sole responsibility of Counsel.

               4. TERMINATION. Unless otherwise terminated as provided herein, either party may terminate this Agreement at any time by giving written notice to the other party.

               5. REMEDIES. In the event of a dispute hereunder, the matter will be resolved as provided in the Engagement Letter.

               6. LAW; SEVERABILITY. This Agreement shall be construed in accordance with and governed for all purposes by the laws of the State of California and each party expressly consents to the personal jurisdiction of the state and federal courts located in California. In case any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provisions were not contained herein.

               7. ATTORNEY'S FEES. In the event any action or proceeding is brought to enforce this Agreement, the prevailing party shall be entitled to its costs of such proceeding, including reasonable attorney's fees.

               8. NOTICES. All notices shall be deemed to be received when delivered in person or by facsimile, or on the third business day after the date on which such notice was mailed, postage prepaid, to the party for whom intended at the address given by such party on the signature page hereof, or at such other address as is designated in writing by the parties hereto.

               9. ENTIRE AGREEMENT; BINDING EFFECT. This Agreement together with the Engagement Letter, contains the entire understanding of the parties and cannot be altered or amended, except by a written amendment duly executed by the parties. This Agreement shall be binding upon and inure to the benefit of the Company and Counsel and their respective successors and assigns.



                           [Signature page to follow.]

        IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date written above.

Company:                                     Counsel:

MEDICAL DEVICE ALLIANCE, INC.                NIDA & MALONEY, P.C.


By:   /S/ Nikki Moseley                      By: /s/ C. Thomas Hopkins
   --------------------------------              -------------------------------

Name:    Nikki Moseley                       Name: C. Thomas Hopkins
     ------------------------------                -----------------------------

Title:   Corporate Secretary                 Title: Vice President
      -----------------------------                 ----------------------------

Address:   3800 Howard Hughes Parkway,       Address:  800 Anacapa Street
           Ste. 1800                                   Santa Barbara, CA 93101
           Las Vegas, NV 89109

Phone:     (702) 791-2910                    Phone:    (805) 568-1151
Fax:       (702) 791-3267                    Fax:      (805) 568-1955

                                    EXHIBIT A

Consulting Period:  April 1, 1998 through March 31, 1999.

                                    EXHIBIT B

                          MEDICAL DEVICE ALLIANCE, INC.
                          LEGAL CONSULTING FEE WARRANT

        This MEDICAL DEVICE ALLIANCE, INC. LEGAL CONSULTING FEE WARRANT (the "Warrant") is made and entered into at Carpinteria, California, on the date of issuance set forth on the signature page hereof by and between Medical Device Alliance, Inc., a Nevada corporation (the "Company") and the undersigned (the "Holder").

                                     WHEREAS

        A. The Holder has contemporaneously entered into a Legal Consulting Agreement with the Company (the "Agreement"); and

        B. The Company has, as incentive to the Holder to perform the Holder's consulting services, agreed to grant to the Holder this Warrant entitling the Holder to acquire Thirty Thousand (30,000) shares of Medical Device Alliance, Inc. Common Stock (the "Warrant Shares") at the Strike Price defined below, subject to the terms and vesting upon the dates set forth below.

        NOW, THEREFORE, in consideration of the premises and of the mutual promises, warranties and representations herein contained, the parties agree as follows:

        1. WARRANT. Subject to the conditions set forth herein, the Company hereby grants to the Holder the right, privilege and option to purchase up to Thirty Thousand (30,000) shares of Common Stock (the "Warrant Shares") at the Strike Price per share set forth below, said number of Warrant Shares and said Strike Price being subject to adjustment as provided herein. No fractional Warrant Shares will be issued.

        2. VESTING. Subject to the continuation of the Agreement, the Warrants will vest and the shares underlying the Warrants will be available for purchase, in the following manner: One twelfth (1/12) of the total Warrants will vest monthly on the last day of each calendar month during the Consulting Period Neither the Warrant nor any part of the Warrant will be available for exercise at the Strike Price prior to the vesting dates above. Termination of the Agreement also terminates the vesting of the Warrants.

        3. STRIKE PRICE. The exercise price per share for the Warrant Shares (the "Strike Price") shall be Seven Dollars ($7.00) per share.

        4. METHOD OF EXERCISE. Stock purchased under this Warrant shall, at the time of purchase, be paid for in full. The right to purchase shares hereunder may be exercised, from time to time after the vesting dates specified in Section 2 above, by written notice to the Company stating the number of shares of Common Stock with respect to which this Warrant is being exercised and the time of delivery thereof, which shall be at least ten (10) days after the giving of such notice, unless an earlier date shall have been mutually agreed upon. At the time specified in such notice, the Company shall, without transfer or issue tax to the Holder, deliver to the Holder by certified mail, a certificate or certificates for the number of shares of Common Stock with respect to which this Warrant is being exercised, against (i) the payment of the Strike Price, in full, for the number of shares to be delivered, by certified or bank cashier's check, or the equivalent thereof acceptable to the Company or (ii) notice by Holder that Holder wishes to exercise the Warrant in a cashless exercise pursuant to which Holder shall be entitled to receive a net issuance of shares of Common Stock equal to the quotient obtained by dividing (a) the value of the Warrant which is being exercised (determined by subtracting the aggregate Warrant exercise price for the Warrant Shares for which the Warrant is being exercised at the time of exercise from the aggregate fair market value of the same number of Warrant Shares (measured as the last sale price of the Common Stock on the date of exercise) by (b) the fair market value of one share of Common Stock; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it, with reasonable diligence, to comply with any requirements of any state or federal agency or any securities exchange; and provided further that no fractional shares of Common Stock will be issued. If the Holder fails to accept delivery of and pay for all or any part of the number of shares of Common Stock specified in the notice given by the Holder, upon tender and delivery of said shares, the Holder's right to exercise this Warrant with respect to such undelivered shares shall be terminated. As a condition of the exercise of the Warrant, the Company may require the Holder to make such investment representation(s) or other representation(s) to the Company as the Company may deem to be necessary or appropriate under any applicable law or regulation.

        5. TERMINATION OF WARRANT. Except as herein otherwise stated, the Warrant, to the extent not theretofore exercised, shall terminate at 5:00 p.m. Pacific Standard Time on _____________, ______, the Seventh (7th) anniversary of the issuance date hereof.

        6. RECLASSIFICATION, CONSOLIDATION OR MERGER. If, and to the extent that the number of issued shares of Common Stock of the Company shall be increased or reduced by change in par value, subdivision, combination, split-up, reclassification, distribution of a dividend payable in stock, or the like (but excluding dividends payable in cash), the number of Warrant Shares subject to this Warrant, and the Strike Price therefor, shall be proportionately adjusted. Subject to the terms of any agreement and plan or merger or reorganization, if the Company is reorganized or consolidated, or merged with any other corporation, the Holder shall be entitled to receive warrants covering shares of Common Stock of such reorganized, consolidated or merged Company in the same proportion, at an equivalent aggregate exercise price, and subject to the same conditions as holders of similar derivative securities of the Company.

        7. RIGHTS PRIOR TO EXERCISE OF WARRANT. The Holder shall have no rights as a shareholder of shares subject to this Warrant until payment of the Strike Price and the delivery of the Warrant Shares upon such exercise as herein provided.

        8. CERTAIN COVENANTS OF THE COMPANY. The Company covenants and agrees that all shares which may be issued upon the exercise of this Warrant, will, upon issuance, be duly and validly issued, fully paid and nonassessable; and will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the then effective purchase price per share of the Common Stock issuable pursuant to this Warrant. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. The Company also further covenants that it will not, by amendment of its Certificate or Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock issuable upon the exercise of this Warrant above the amount payable therefor on such exercise, and (b) will take all action that may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of this Warrant.

        9. TRANSFER OF WARRANT. This Warrant may not be transferred by the Holder without the prior written consent of the Company; provided, however, that the Warrant and the Common Stock issuable upon conversion thereof may be transferred or distributed to shareholders of Holder.

        10. REGISTRATION RIGHTS. The Holder shall have such registration rights for the shares of Common Stock issuable upon exercise of this Warrant as the Company shall have granted or shall hereafter grant to any other consultant or investor, on a most-favored-nation basis.

        12. UNDERSTANDING OF HOLDER. Unless otherwise registered pursuant to
Section 11, the Company's obligation to issue the Warrant Shares as set forth herein shall be conditioned upon a timely receipt by the Company in writing of investment representations as deemed appropriate by the Company in its sole and absolute discretion sufficient to assure the Company that the Warrant Shares upon issuance will be exempt from registration under the Securities Act of 1933, as amended.

        13. BINDING EFFECT. This Warrant shall be binding upon and inure to the benefit of the heirs, executors, administrators and successors of the parties hereto.

        14. GOVERNING LAW. This Warrant shall be governed by, and construed and enforced in accordance with, the law of the State of California.

        15. NOTICES. Any notice or demand to the Company under this Warrant may be given and shall conclusively be deemed and considered to have been given and received upon the date shown to have been received on any postal receipt or independent courier receipt at the address of the Company appearing on the records of the Holder, but actual written notice (including by telefax, hand delivery, Federal Express, or other means), however given or received, shall always be effective. For the purposes hereof, the addresses of the Company and the Holder (until notice of a change thereof is given as provided in this Section 15) shall be as follows:

        If  to the Holder:          At the address set forth on the signature
                                    page hereof

        If  to the Company:         Medical Device Alliance, Inc.
                                    3800 Howard Hughes Parkway, Ste. 1800
                                    Las Vegas, NV 89109
                                    Attn:  Treasurer

        16. EXECUTION IN COUNTERPARTS. This Warrant may be executed in any number of counterparts and any party hereto or thereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Warrant taken together will be deemed to be but one and the same instrument. The execution of this Warrant by any party hereto will not become effective until counterparts hereof or thereof, as the case may be, have been executed by all the parties hereto or thereto, and transmitted by facsimile copy with overnight delivery of manually executed copies. Notwithstanding the above, the date of issuance of this Warrant shall be the date which is specifically indicated on the signature page hereof.

        IN WITNESS WHEREOF, the parties have caused this Legal Consulting Fee Warrant to be executed as of the ___ day of ________, 1998.

"Company"                                    The "Holder"

MEDICAL DEVICE ALLIANCE, INC.,               NIDA & MALONEY, P.C.
a Nevada corporation


By: ___________________________              By: _______________________________

Its:                                         Its:
                                             Address:  800 Anacapa Street
                                                       Santa Barbara, CA  93101

                                             ___________________________________
                                             Tax Id. #: 770417415

DATE OF ISSUANCE OF WARRANT:


NUMBER OF WARRANT SHARES INITIALLY SUBJECT OF WARRANT:

THIRTY THOUSAND (30,000)